UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                   Date of Report:  July 7, 2004
         (Date of Earliest Event Reported:  July 7, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


         Delaware            1-14365             76-0568816
     (State or other     (Commission File     (I.R.S. Employer
     jurisdiction of         Number)         Identification No.)
     incorporation or
      organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600


Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
      On July 7, 2004, we announced we had closed the sale of four domestic power generation facilities to Northern Star Generation, LLC, an affiliate of AIG, for approximately $226 million plus the assumption of approximately $39 million of consolidated non-recourse debt. A copy of the press release is attached as Exhibit 99.A and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits.

              Exhibit
              Number      Description
              -------     -----------
               99.A       Press Release dated July 7, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:   /s/ Jeffrey I. Beason
                                 ---------------------------
                                      Jeffrey I. Beason
                                    Senior Vice President
                                       and Controller
                                (Principal Accounting Officer)

Dated:  July 7, 2004


                           EXHIBIT INDEX

       Exhibit
       Number     Description
       -------    -----------
        99.A      Press Release dated July 7, 2004.